Exhibit 10.5

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of the 23rd day of May, 2006, by and among TRADESTAR SERVICES, INC., a Nevada corporation (the "Parent"), and LARRY M. WRIGHT, FRANKLIN M. CANTRELL, JR., MICHAEL W. HOPKINS and ROBERT G. WONISH, the holders of all of the capital stock of the Company (as defined below) (each individually a "Shareholder" and collectively, the "Shareholders"), and any transferees of the Shareholders who become subject to the provisions hereof pursuant to Section 2.8 (together with the Shareholders, the "Holders" and each individually a "Holder"). The Shareholders and the Parent are each a "party" and together are "parties" to this Agreement.

                                    RECITALS

     WHEREAS,  concurrent with the execution hereof,  THE CYMRI  CORPORATION,  a
Texas   corporation  (the  "Company"),   is  merging  with  and  into  TRADESTAR
ACQUISITION SUB, L.L.C., a Nevada limited liability company and wholly-owned subsidiary of the Parent (the "Buyer"), with the Buyer as the surviving entity in the merger, all pursuant to the terms and conditions of that certain Agreement and Plan of Merger, dated as of even date herewith (the "Merger Agreement"), by and among the Buyer, the Shareholders, the Parent and the Company;

     WHEREAS, as part of the merger consideration, the Shareholders will receive shares of common stock, par value $0.001 per share, of the Parent ("Common Stock") as set forth on Exhibit A attached hereto (the "Parent Shares");

     WHEREAS, in connection with the transactions contemplated in the Merger Agreement, certain Shareholders will receive warrants to purchase shares of Common Stock as set forth on Exhibit A (the "Warrants"); and

     WHEREAS, as a condition to the closing of the transactions contemplated in the Merger Agreement, the Parent wishes to grant the Holders certain registration rights in respect of such Parent Shares and the shares of Common Stock issuable upon the exercise of the Warrants;

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto hereby agree as follows:

     1. Definitions. The following capitalized terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

     "AAA" is defined in Section 3.11.

     "Affiliate" shall mean with respect to any individual, corporation, partnership, association, trust, or any other entity (in each case, a "Person"), any Person which, directly or indirectly, controls, is controlled by or is under common control with such Person, including, without limitation any general partner, officer or director of such Person.

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     "Agreement" is defined in the opening paragraph of this Agreement.

     "Company" is defined in the recitals of this Agreement.

     "Common Stock" is defined in the recitals of this Agreement.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Parent with the SEC.

     "Holder" shall mean any Person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 2.8 hereof.

     "Immediate Family Member" shall mean a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a person referred to herein.

     "Merger Agreement" is defined in the recitals of this Agreement.

     "Parent" is defined in the opening paragraph of this Agreement.

     "Parent Shares" is defined in the recitals of this Agreement.

     "Person" is defined in the definition of Affiliate.

     "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

     "Registrable Securities" means (i) the Parent Shares issued to the Holders in connection with the Transactions or shares of Common Stock issuable to the Holders upon the exercise of the Warrants; and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in clause (i) above; provided, however, that Registrable Securities shall not include any shares of Common Stock (A) that have previously been registered or that have been sold to the public either pursuant to a registration statement or SEC Rule 144, (B) which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned, or (C) for which registration rights have terminated pursuant to Section 2.9 of this Agreement.

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     "Registrable  Securities  then  outstanding"  means  the  number  of shares determined by adding the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

     "SEC" means the Securities and Exchange Commission.

     "SEC Rule 144" means Rule 144 promulgated by the SEC under the Securities Act.

     "SEC Rule 144(k)" means Rule 144(k) promulgated by the SEC under the Securities Act.

     "SEC Rule 145" means Rule 145 promulgated by the SEC under the Securities Act.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Shareholder" and "Shareholders" is defined in the opening paragraph of this Agreement.

     "Violation" means losses, claims, damages, or liabilities (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or
(iii) any violation or alleged violation by any other party hereto, of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law.

     "Warrants" is defined in the recitals of this Agreement.

     2. Registration Rights. The Parent covenants and agrees as follows:

          2.1 Piggyback Registration Rights. If the Parent proposes to register (including for this purpose a registration effected by the Parent for shareholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the underwritten public offering of such securities solely for cash (other than (i) a registration statement relating either to the sale of securities to employees of the Parent pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction; (ii) a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable

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     Securities;  (iii) a  registration  in which the only  Common  Stock  being registered is Common Stock issuable upon conversion of debt securities which are also being registered; (iv) a registration relating solely to a corporate reorganization or other transaction on Form S-4 or under Rule 145 or (v) a registration on any form that does not permit sales by the Holders), the Parent shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Parent in accordance with Section 3.5, the Parent shall, subject to the provisions of
     Section 2.5,  cause to be registered  under the  Securities  Act all of the
     Registrable   Securities   that  each  such  Holder  has  requested  to  be
     registered.  The Parent  shall have the right to  terminate or withdraw any
     registration   initiated  by  it  under  this  Section  2.1  prior  to  the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Parent in accordance with Section 2.4 hereof.

          2.2 Obligations of the Parent. Whenever required under Section 2.1 to effect the registration of any Registrable Securities, the Parent shall, as expeditiously as reasonably possible,

               (a) use its best efforts to prepare and file with the SEC as soon as reasonably practicable, a registration statement with respect to the Registrable Securities and use its best efforts to cause such registration to promptly become effective;

               (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

               (c) furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

               (d) use its reasonable commercial efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that, the Parent shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Parent is already subject to service in such jurisdiction and except as may be required by the Securities Act;

               (e) in the event of an underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

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               (f) cause all such Registrable  Securities registered pursuant to this Agreement hereunder to be listed on a national securities exchange or trading system and each securities exchange and trading system on which similar securities issued by the Parent are then listed;

               (g) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

               (h) use its reasonable commercial efforts to furnish, at the request of any Holder requesting registration of Registrable
          Securities pursuant to this Section 2, on the date on which such Registrable Securities are sold to the underwriter, (i) an opinion, dated such date, of the counsel representing the Parent for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a "comfort" letter dated such date, from the independent certified public accountants of the Parent, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any.

          2.3 Furnish Information. It shall be a condition precedent to the obligations of the Parent to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Parent such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder's Registrable Securities.

          2.4 Expenses of Parent Registration. The Parent shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 2.1 hereof for each Holder (which right may be assigned as provided in Section 2.8 hereof), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees, but excluding underwriting discounts and commissions relating to Registrable Securities.

          2.5 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Parent's capital stock pursuant to Section 2.1, the Parent shall not be required to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Parent and its underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Parent. If the total number of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities to be sold other than by the Parent that the underwriters determine in their reasonable discretion is compatible with the success of the offering, then the Parent shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Parent determine in their sole discretion will not jeopardize the success of the offering. In the event the underwriters determine that less than all of the total number of securities, including Registrable Securities, requested by shareholders to be included in such offering can be included in such offering, then the

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     Parent and the  underwriters  shall allocate the number of securities  that are entitled to be included in the registration and underwriting among the selling Holders on a pro rata basis based on the number of Registrable Securities held by all selling Holders or in such other proportions as shall mutually be agreed to by all such selling Holders.

          2.6 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

          2.7 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 2:

               (a) To the extent permitted by law, the Parent will indemnify and hold harmless each Holder, the partners, members, officers, directors and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Violation and the Parent will pay to each such Holder, underwriter, controlling person or other aforementioned person, any reasonable legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this
          Section 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Parent (which consent shall not be unreasonably withheld), nor shall the Parent be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, controlling person or other aforementioned person.

               (b) To the extent permitted by law, each selling Holder will severally and not jointly indemnify and hold harmless the Parent, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Parent within the meaning of the Securities Act, legal counsel and accountants for the Parent, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, any reasonable legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 2.7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the

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          Holder,  which consent shall not be unreasonably  withheld;  provided, further, that, in no event shall any indemnity under this Section 2.7(b) exceed the net proceeds from the offering received by such Holder, except in the case of fraud or willful misconduct by such Holder.

               (c) Promptly  after  receipt by an  indemnified  party under this
          Section 2.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.7.

               (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either
          (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 2.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section
          2.7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.7, then, and in each such case, the Parent and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided however, that, in any such case, (i) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (ii) no person or entity guilty of

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          fraudulent  misrepresentation  (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation; provided further, that in no event shall a Holder's liability pursuant to this Section 2.7(d), when combined with the amounts paid or payable by such holder pursuant to Section 2.7(b), exceed the proceeds from the offering (net of any underwriting discounts or commissions) received by such Holder, except in the case of fraud or willful misconduct by such Holder.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing
          provisions,   the  provisions  in  the  underwriting  agreement  shall
          control.

               (f) Unless otherwise superceded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Parent and Holders under this Section 2.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise and shall survive the termination of this Agreement.

          2.8 Assignment of Registration Rights. The rights to cause the Parent to register Registrable Securities pursuant to this Section 2 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (i) is a subsidiary, Affiliate, parent, partner, member, limited partner, retired partner, retired member or stockholder of a Holder; or (ii) is a Holder's Immediate Family Member or trust for the benefit of an individual Holder or such Holder's Immediate Family Member; provided: (a) the Parent is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of a transferee or assignee (i) that is a subsidiary, parent, partner, limited partner, retired partner, member, retired member or stockholder of a Holder; (ii) that is an Affiliate of the Holder, which means with respect to a limited liability company or a limited liability partnership, a fund or entity managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company; (iii) who is a Holder's Immediate Family Member; or (iv) that is a trust for the benefit of an individual Holder or such Holder's Immediate Family Member, shall be aggregated together and with those of the assigning Holder; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 2.

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     2.9 Termination of Registration Rights.

               (a) No Holder shall be entitled to exercise any right provided for in this Section 2 after three (3) years following the date hereof.

               (b) The rights set forth in this Section 2 shall terminate as to any Holder, when the Registrable Securities held by such Holder (together with any Affiliate of such Holder with whom such Holder must aggregate its sales under SEC Rule 144) could be sold without restriction under SEC Rule 144 within a ninety (90) day period.

     3. Miscellaneous.

          3.1 Transfers, Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          3.2 Governing Law. This Agreement shall be governed by and construed in accordance with the with the internal laws of the State of Texas, without regard to its principles of conflicts of laws.

          3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          3.5 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified,
     (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) three (3) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or
     (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature pages or Exhibit A hereto, or to such email address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 3.5. If notice is given to the Parent, a copy (which shall not constitute notice) shall also be given to:

                  Haynes and Boone, LLP
                  One Houston Center
                  1221 McKinney Street, Suite 2100
                  Houston, Texas 77010
                  Attention:  Bryce D. Linsenmayer, Esq. or Amy Moss, Esq.
                  Facsimile:  (713) 236-5540 or (713) 236-5550

          3.6 Costs of Enforcement. If any party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings, the non-prevailing party shall pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys' fees.

          3.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Parent and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 3.7 shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Parent. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Holder without the written consent of such Holder, unless such amendment, termination or waiver applies to all Holders. The Parent shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 3.7 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          3.8 Severability. The invalidity of unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

          3.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          3.10 Entire Agreement. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

          3.11 Dispute Resolution. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be resolved by binding arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules in effect on the date of this Agreement (herein the "AAA Rules"), and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be selected pursuant to the AAA Rules and shall be a neutral and impartial lawyer with excellent academic and professional credentials (i) who is or has been practicing law for at least fifteen (15) years, specializing in general commercial litigation or general corporate and commercial matters and (ii) who has both training and experience as an arbitrator and is generally available to serve as an arbitrator. The arbitration shall be governed by the arbitration law of the Federal Arbitration Act and shall be held in Houston, Texas.

          3.12 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                    PARENT:

                                    TRADESTAR SERVICES, INC.



                                    By: /s/ Clarence J. Downs
                                        ----------------------------------------
                                            Clarence J. Downs
                                            Chairman and Chief Executive Officer


                                    SHAREHOLDERS:


                                        /s/ Larry M. Wright
                                        ----------------------------------------
                                            LARRY M. WRIGHT


                                        /s/ Franklin M. Cantrell, Jr.
                                        ----------------------------------------
                                            FRANKLIN M. CANTRELL, JR.


                                        /s/ Robert G. Wonish
                                        ----------------------------------------
                                            ROBERT G. WONISH


                                        /s/ Michael W. Hopkins
                                        ----------------------------------------
                                            MICHAEL W. HOPKINS

                                    EXHIBIT A

                               SCHEDULE OF HOLDERS

--------------------------------------------------------------------------------
                                                               Number of Shares
                                                               of Common Stock
                                          Number of            Issuable under
   Holder's Name and Address              Parent Shares        Warrants
--------------------------------------------------------------------------------

 1.  Larry M. Wright                     2,514,000 shares         160,428
     911 Creekwood Way
     Houston, Texas  77024

--------------------------------------------------------------------------------

 2.  Franklin M. Cantrell, Jr.           2,514,000 shares         168,449
     5555 Del Monte Drive
     Suite 2305
     Houston, Texas 77056-4121


--------------------------------------------------------------------------------

 3.  Michael W. Hopkins                  3,756,000 shares         133,690
     651 Bering Drive, Suite 2002
     Houston, Texas  77057


--------------------------------------------------------------------------------

 4.  Robert G. Wonish                    3,756,000 shares          None
     17315 Klee Circle
     Spring, Texas  77379

--------------------------------------------------------------------------------